M Fund, Inc.

Supplement dated July 1, 2020 to the

Prospectus dated May 1, 2020

Effective July 1, 2020, the following disclosure replaces the fifth paragraph under Investment Adviser in the section “MANAGEMENT OF THE FUNDS” beginning on page 38 of the Prospectus:

The advisory fee of the M International Equity Fund is 0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser) 0.32% on the first $100 million and 0.27% on the amounts thereafter. The advisory fee of the M Large Cap Growth Fund is 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% on the amounts thereafter. The advisory fee of the M Capital Appreciation Fund is 0.90% of the first $125 million and 0.80% on the amounts thereafter. Prior to July 1, 2020, the advisory fee of the M Capital Appreciation Fund was 0.90%. The advisory fee of the M Large Cap Value Fund is 0.43%.

M Fund, Inc.

Supplement dated July 1, 2020 to the

Statement of Additional Information dated May 1, 2020

At its meeting on June 16, 2020, the Board of Directors of M Fund, Inc. accepted the resignation of Lawton M. Nease, III as a Director of M Fund, Inc. Effective June 16, 2020, the Statement of Additional Information is amended accordingly and all information relating to Mr. Nease, except the Beneficial Share Ownership and Compensation information appearing in the Statement of Additional Information under “Management of the Funds,” is hereby removed.

Effective July 1, 2020, the table within the section “Investment Advisory and Other Services – Investment Advisory Agreement” beginning on page 25 of the Statement of Additional Information, with regard to the M Capital Appreciation Fund, is revised as follows:

Fund	Advisory Fee
M Capital Appreciation Fund†	0.90% on the first $125 million 0.80% on amounts thereafter

†	Prior to July 1, 2020, the fee payable to the Adviser for the Fund was 0.90% on the Fund’s average daily net assets.

Effective July 1, 2020, the table within the section “Investment Advisory and Other Services – Sub-Advisory Fees” on page 34 of the Statement of Additional Information, with regard to the M Capital Appreciation Fund, is revised as follows:

Fund	Sub-Advisory Fee
M Capital Appreciation Fund†	0.75% on the first $125 million 0.65% on amounts thereafter

†	Prior to July 1, 2020, the fee payable to the Sub-Adviser for the Fund was 0.75% on the Fund’s average daily net assets.